UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 11, 2005
                                                         (August 11, 2005)

                         NorthStar Realty Finance Corp.
             (Exact name of registrant as specified in its charter)

          Maryland                 001-32330               11-3707493
(State or other jurisdiction    (Commission File        (I.R.S. Employer
     of incorporation)              Number)           Identification No.)

      527 Madison Avenue, 16th Floor, New York                 10022
      (Address of principal executive offices)              (Zip Code)

                                 (212) 319-8801
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

================================================================================

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ITEM 2.02    Results of Operations and Financial Condition.

         On August 11, 2005, NorthStar Realty Finance Corp. (the "Company") reported its results of operations and financial condition for the quarter ended June 30, 2005. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1.


         The information in this Current Report, including the exhibit hereto, is being furnished and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.


ITEM 9.01    Financial Statements and Exhibits.


(c)      Exhibits

  Exhibit
  Number                            Description
  ------      ------------------------------------------------------------------

     99.1     Press Release, dated August 11, 2005.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  NorthStar Realty Finance Corp.
                                  (Registrant)

Date: August 11, 2005            By:     /s/ Mark E. Chertok
                                         ---------------------------------------
                                         Mark E. Chertok
                                         Chief Financial Officer

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                                  EXHIBIT INDEX
  Exhibit
  Number                            Description
  ------      ------------------------------------------------------------------

     99.1     Press Release, dated August 11, 2005.